UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

May 7, 2009

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PB Properties & Investments, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

NEVADA

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(State or Other Jurisdiction of Incorporation)

333-149294	26-3568952
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(Commission File Number)	(IRS Employer Identification No.)

10300 W. Charleston Blvd. #13-213, Las Vegas, NV 89135

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(Address of Principal Executive Offices)

702-526-1009

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In May 2009 the Company acquired Hope Loan Modification, LLC by issuing 12,000,000 shares of common stock to Hope Loan Modification, LLC’s sole owner, Carlos Espinosa. The Acquisition agreement is attached as an exhibit hereto.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The Company has recently acquired Hope Loan Modification.

HOPE LOAN MODIFICATION

Hope Loan Modification, LLC is a group of legal and loan modification specialists dedicated to assisting the homeowner with mortgage delinquencies and potential foreclosures. The company will evaluate, analyze and complete the research of any aspects of the situation that the company feels is necessary. Upon completion of the research and analysis phase, the company will offer the client our opinion as to what we feel would be an appropriate outcome and/or resolution to an individual case. The fee for our home saver program is $2,500.00 or 3 payments of $985.00 for a total of $2,955.00. You may visit our website at www.HopeLoanMod.com.

These are troubled times for many homeowners with few apparent options available. The lenders don’t seem to care that homeowners need their assistance and shockingly would rather take the homes back rather than helping owners to keep them. The lenders are not moving fast enough for homeowners to avoid losing their homes or ruining their credit. In most cases, when a homeowner contacts their lender directly, the homeowner has no idea what options are available to them and are frustrated in their attempts to reach a person who can help. We evaluate each individual case and present you with realistic options that help individuals stay in their homes.

Once we have completed the Research and Analysis, we work to restructure a loan. There are: No appraisals/no equity required, No credit check/no FICO score requirements, No refinancing and just a one time flat fee for services.

It has become impossible to refinance and just as disappointing to try and sell as many people have very little, or no equity. With the mortgage crisis getting worse every day, many families are facing incredibly high mortgage payments. With lending guidelines tightening up and property values dropping, the traditional options are drying up. Our goal is to improve the Homeowners situation and give them a fresh start. We are not investors, real estate agents, or mortgage brokers. Few people outside of the banking world have specialized knowledge or the technical expertise to work with your current lender to restructure a loan.

The truth is that the lenders/servicing companies don’t want another home to add to their growing inventory. It is the company’s job to those the lender that it is better for them to keep the homeowner in the property than to take it back. Many companies are encouraging homeowners to sell their property in short sales. In most cases this turns out to not be in the best interest of the homeowners. The homeowner will have the negative consequences of a foreclosure or short sale following them for year to come which hurts both the individual homeowner and the community.

The management of the company are specialists in working with lenders to restructure a homeowners current loan by providing them with a unique and professional plan that both the homeowner and the lender can accept. The company operates with the understanding that homeowners have a serious problem and only a short time to overcome the real possibility of losing their property. The company is comprised of a group of experienced financial professionals who understand that federal rules and lender foreclosure policies often conflict. Few people outside the banking world have the knowledge to work with a homeowners current lender to restructure their loan. We believe that bankruptcy is always the absolute last resort.

Generally, forbearance plans take only two weeks. If a government guaranteed loan is involved(FHA for instance), they can take longer to work out, as most government loans tend to. Most lenders will take only a few weeks to approve a loan modification program once they have received a complete package. Many lenders will postpone the sale of property if they have received a complete modification package at least two to three weeks before the sale date.

Rate Reduction Program

Many homeowners with the 2/28 and 80%/20% purchase loans are having a pay rate adjustment of 28% to 44% and many homeowners cannot handle the new payments and will not qualify for a new loan. Their one chance to keep their home is through a pay rate reduction which is not simple to get approved. The company has had success with loan modifications.

We construct a financial plan that considers your current income, and then we make recommendations to improve your budget and cash flow so your income exceeds your total monthly expenses each month.

Principal Balance Reduction Program

The Company has had many cases where the mortgage balance is higher than the principal balance which causes the mortgage to be in a negative situation. Our attorney can force the lenders to do a principal balance reduction by writing off a large amount of the loan to modify the mortgage to meet your needs.

Generally, forbearance plans take only two weeks. If a government guaranteed loan is involved(FHA for instance), they can take longer to work out, as most government loans tend to. Most lenders will take only a few weeks to approve a loan modification program once they have received a complete package. Many lenders will postpone the sale of property if they have received a complete modification package at least two to three weeks before the sale date.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS OF HOPE LOAN MODIFICATION, LLC

Managers are elected by the members and serve until a successor is elected and qualified.

The following table sets forth certain information regarding our executive officers and directors as of the date of this prospectus:

Name	Age	Position	Period of Service(1)
Carlos Espinosa (2)	33	Sole Manager	Inception – Current

BACKGROUND OF DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS OF HOPE LOAN MODIFICATION, LLC

Carlos Espinosa, Manager

Since March of 2004, Mr. Espinosa has run Plush Properties, LLC doing commercial real estate investment. From October of 2002 to April of 2004, Mr. Espinosa was employed at Delta Realty & Investments doing land investments, researching parcels of land both commercial and residential and preparing offer and acceptance agreements. Prior to 2002, Mr. Espinosa worked as a commercial real estate sales associate and in landscape development. Mr. Espinosa graduated from the Southern Nevada School of Real Estate in December of 2001. Mr. Espinosa is also bilingual being fluent in reading, speaking and writing both English and Spanish. Mr. Espinosa is also the sole officer and director of Plush Properties, Inc. which has filed a Form S-1 with the SEC as a blank check company. Mr. Espinosa has been the sole officer and director of Plush Properties, Inc. since its inception on March 12, 2008.

EXECUTIVE COMPENSATION HOPE LOAN MODIFICATION

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)

Carlos Espinosa	2009	-	-	-	-	-	-	-
Manager

EMPLOYMENT CONTRACTS AND OFFICERS' COMPENSATION

Since Hope Loan Modification’s founding we have not paid any compensation to any manager or employee. We do not have employment agreements. Any future compensation to be paid will be determined by the Manager, and, as appropriate, an employment agreement will be executed. We do not currently have plans to pay any compensation until such time as it maintains a positive cash flow.

STOCK OPTION PLAN AND OTHER LONG-TERM INCENTIVE PLAN-HOPE LOAN MODIFICATION

Hope Loan Modifiction, LLC currently does not have existing or proposed option or SAR grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF HOPE LOAN MODIFICATION

The following table sets forth certain information as of the date of this offering with respect to the beneficial ownership of our membership interests by all persons known to us to be beneficial owners of more than 5% of any such outstanding classes, and by each manager and by all managers as a group. Unless otherwise specified, the named beneficial owner has, to our knowledge, either sole or majority voting and investment power.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares(1)	Amount of Beneficial Ownership(2)
Common	Carlos Espinosa, Manager	100%

	All Directors and Officers as a group (1 person)	100%

RISK FACTORS HOPE LOAN MODIFICATION

We are dependent on the efforts of our CEO, Carlos Espinosa.

Our operations depend on the efforts of Carlos Espinosa, one of our officers and our sole director. Mr. Espinosa has no experience related to public company management, or as a principal accounting officer. We cannot guarantee you that we will be able overcome these obstacles.

Mr. Espinosa is involved in numerous other business opportunities and may periodically face a conflict in selecting between Hope Loan Modification and his other business interests. We have not formulated a policy for the resolution of such conflicts should they occur. If we lose Mr. Espinosa to other pursuits without a sufficient warning, we may, consequently, go out of business.

We may not be able to generate sufficient revenues in real estate.

We expect to earn revenues from by focusing on real estate properties in the Southwestern United States.. We may not be successful in doing so as we have yet to consummate a significant transaction.

Competitors with more resources may force us out of business.

The real estate market is highly fragmented, and we have numerous competitors, many of which have greater name recognition, longer operating histories, larger client bases, and significantly greater financial, technical and marketing resources than we do.

We are also subject to competition from local or regional firms, as well as individual real estate agents. Our business model is not particularly novel or innovative in comparison to other firms engaged in the real estate market and many consumers may be hesitant to choose us over more established firms. Some of our competitors are able to undertake more extensive marketing campaigns, make more attractive offers to potential agents and clients and respond more quickly to new or emerging technologies. We cannot assure you that we will be able to compete successfully against present or future competitors or that competitive pressure we may face will not force us to cease operations.

Since inception we generated only modest revenue. Our limited operating history makes our future financial performance difficult to assess.

We have a limited operating history upon which to evaluate our operations and future prospects. Our business model has slowly evolved, constrained primarily by a significant lack of capital and other resources. We may incur additional expenses. As a result, we could experience budgeting and cash flow management problems, unexpected fluctuations in our results of operations and other difficulties, any of which could harm our ability to achieve or maintain profitability, increase the volatility of the market price of our common stock or harm our ability to raise additional capital. We expect that we will continue to increase our expenses, including marketing and business development expenses and expenses incurred as a result of increasing the number of employees we employ. As we grow our business in existing markets and expand to new markets, we cannot guarantee our business strategies will be successful or that our revenues will ever increase sufficiently to achieve and maintain profitability on a quarterly or annual basis.

We may not be able to attain consistent, significant profitability without additional funding, which may be unavailable.

Hope Loan Modification has limited capital resources. To date, we have not generated sufficient cash from operations to be consistently profitable. Unless we begin to generate sufficient revenues from our operations to create financial stability as a going concern and to fuel expansion, we may experience liquidity and solvency problems. Such liquidity and solvency problems may force us to cease operations if additional financing is not available. No known alternative sources of funds are available to us in the event we do not have adequate proceeds from this offering.

If we fail to recruit and retain qualified employees, we may be unable to service our clients and our growth could be impaired.

Our business requires us to recruit independent contractors, and our strategy is based on consistently and rapidly growing a small but effective core team of employees. Competition for qualified employees is intense, particularly in the markets in which we compete. In addition, our commission model may be unattractive to certain higher performing employees. If we are unable to recruit, train and retain a sufficient number of qualified employees, we may be unable to service our clients properly and grow our business. We expect to face a high degree of employee turnover, most of which occurs in the first few months after commencing employment. This turnover will require us to expend a substantial amount of time and money to replace employees who have left as we grow our business. If this situation persist or worsens, our rate of expansion into new markets could stagnate and we may be forced to employ a significantly higher number of new employees with less experience operating in our business model, which could cause us to be less effective at expanding our market share in our existing markets and entering new markets.

Our failure to effectively manage the growth of our firm and our failure to observe and comply with disclosure obligations as a fully reporting issuer may result in detrimental consequences.

Assuming we are successful in expanding our operations, we may experience rapid growth in our headcount of employees. This may result in a greater demand for substantial resources and attention from our management. We will need to continue to hire additional qualified employees and improve and maintain our technology to properly manage our growth. If we do not effectively manage our growth, our client service and responsiveness could suffer and our costs could increase, which could negatively affect our brand and operating results. As we grow, our success will depend on our ability to continue to implement and improve our operational, financial and management information and control systems on a timely basis, together with maintaining effective cost controls. This ability will be particularly critical as we implement new systems and controls to help us comply with the more stringent requirements of being a public company, including the requirements of the Sarbanes-Oxley Act of 2002, which require management to evaluate and assess the effectiveness of our internal controls and our disclosure controls and procedures. Effective internal controls are required by law and are necessary for us to provide reliable financial reports and effectively prevent fraud. Effective disclosure controls and procedures will be required by law and are necessary for us to file complete, accurate and timely reports under the Securities Exchange Act of 1934. Any inability to provide reliable financial reports or prevent fraud or to file complete, accurate and timely reports under the Securities Exchange Act could harm our business, harm our reputation or result in a decline in or stock price. We are continuing to evaluate and, where appropriate, enhance our systems, procedures and internal controls. We are in the process of establishing our disclosure controls and procedures. If our systems, procedures or controls are not adequate to support our operations and reliable, accurate and timely financial and other reporting, we may not be able to successfully satisfy regulatory and investor scrutiny, offer our services and implement our business plan.

Our success depends in part on our ability to successfully expand into additional real estate markets.

We currently operate primarily in Las Vegas and Henderson, Nevada. A key part of our business strategy is to grow our business by entering into additional commercial real estate markets within the United States. Key elements of this expansion include our ability to identify strategically attractive commercial real estate markets and to successfully establish our brand in those markets. We consider many factors when selecting a new market to enter, including:

1.

the economic conditions and demographics of a market;

2.

the general prices of real estate in a market;

3.

competition within a market from local and national brokerage firms;

4.

rules and regulations governing a market;

5.

the existence of local listing services; and

6.

state or national laws governing real estate transactions and compensatory arrangements and other regulatory restrictions.

may be achieved but only after we have been operating in that market for some time and secured sufficient market awareness of our services and competitive competencies. As a result, any continued effort to expand our operations so as to service commercial transactions is likely to significantly increase our expenses and cause fluctuations in our operating results. In addition, if we are unable to successfully penetrate this new market, we may continue to incur costs without achieving the expected revenues, which would harm our financial condition and results of operations.

Unless we develop, maintain and protect a strong brand identity, our business may not grow and our financial results may suffer.

We believe a strong brand is a competitive advantage in the commercial real estate industry because of the fragmentation of the market and the large number of agents and brokers available to the consumer. Because our brand is relatively new and unknown, we currently do not have recognizable brand identity. In addition, we have only recently initiated the design of our logo and marketing slogan, we believe that establishing and maintaining brand identity and brand loyalty is critical to attracting new clients. In order to attract and retain clients, and respond to competitive pressures, we expect to increase our marketing and business development expenditures to maintain and enhance our brand in the future. We plan to develop online, radio, outdoor and newspaper advertising and conduct future local cable access television advertising campaigns subject to capital constraints. We plan to increase our advertising expenditures substantially in the future as we generate additional revenue or otherwise secure additional capital. While we intend to enhance our marketing and advertising activities in order to promote our brand, these activities may not have a material positive impact on our brand identity. In addition, maintaining our brand will depend on our ability to provide a high-quality consumer experience and high quality service, which we may not do successfully. If we are unable to maintain and enhance our brand, our ability to attract new clients or successfully expand our operations will be harmed.

Changes in federal and state real estate laws and regulations, and rules of industry organizations such as the National Association of REALTORS®, could adversely affect our business. Propertline net loop mls commercial

The real estate industry is heavily regulated in the United States, including regulation under the Fair Housing Act, the Real Estate Settlement Procedures Act, state and local licensing laws and regulations and federal and state advertising laws. In addition to existing laws and regulations, states and industry participants and regulatory organizations could enact legislation, regulatory or other policies in the future, which could restrict our activities or significantly increase our compliance costs. In addition, industry organizations, such as the National Association of Realtors (NAR) and other state and local organizations, can impose standards or other rules affecting the manner in which we conduct our business.

Our business could be harmed by economic events that are out of our control and may be difficult to predict.

The success of our business depends in part on the health of the real estate market, which traditionally has been subject to cyclical economic swings. A real estate purchase is a significant transaction for most consumers, and one which can be delayed or terminated based on the availability of discretionary income. Economic slowdown or recession, rising interest rates, adverse tax policies, lower availability of credit, increased unemployment, lower consumer confidence, lower wage and salary levels, war or terrorist attacks, or the public perception that any of these events may occur, could adversely affect the demand for commercial or residential real estate and would harm our business. Therefore, any significant upturn, downturn or recession in the United States or Canada could have a material adverse effect on our business, results of operations and financial condition.

We are vulnerable to concentration risks because our initial operations will be limited Southern Nevada

Initially, our real estate activities will be almost entirely conducted in Southern Nevada. This geographic concentration and limited number of projects makes our operations more vulnerable to local economic downturns and adverse project-specific risks than those of larger, more diversified companies.

If we fail to comply with real estate brokerage laws and regulations, we may incur significant financial penalties or lose our license to operate.

Due to the geographic scope of our operations and the nature of the real estate services we perform, we are subject to numerous federal, state and local laws and regulations. In addition, because the size and scope of real estate sales transactions have increased significantly during the past several years, both the difficulty and cost of compliance with the numerous state licensing regimes and possible losses resulting from non-compliance have increased. Our failure to comply with applicable laws and regulations, litigation by government agencies or affected clients may have a material adverse effect on our business, financial condition and operating results, and may limit our ability to expand into new markets.

The following is Hope Loan Modifications summary financial information:

As of April 1, 2009:

Assets: $0

Equity:   Members Draw: $7,075.27

Members Equity: $7,095.00

Net Income: $-19.73

Services Income: $5,095.00

Net Income: 7,075.27

SUMMARY FINANCIAL INFORMATION—HOPE LOAN MODIFICATION AND PB PROPERTIES & INVESTMENTS, INC. CONSOLIDATED

The following table sets forth summary financial data derived from our financial statements. The data should be read in conjunction with the financial statements, related notes and other financial information included in this prospectus.

Statements of operations data

Inception July 10, 2008 thru Dec. 31, 2009
Revenue	$5,095
Expenses:
General and administrative expenses	12,809
Total Expenses
Net Income (Loss)	$(610,000)

Balance sheets data

Dec. 31, 2009
ASSETS
Current Assets
Cash	$0
Total current assets	20,800

Total assets	$20,800

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities

Current Liabilities	$4,000
Non-Current Liabilities	-

Total Liabilities	$4,000

Stockholders’ Equity
18,416
Common stock
(Deficit) accumulated during development stage	(610,000)

Total stockholder's equity

Total liabilities and stockholder's equity	$20,800

Description of Membership Interests-Hope Loan Modification, LLC

Hope Loan Modifications ownership interests are made up entirely of Membership Interests 100% of which are owned by Carlos Espinosa and have been since inception.

LEGAL PROCEEDINGS-Hope Loan Modification, LLC

Carlos Espinosa, our officer and director has not been convicted in a criminal proceeding.

Carlos Espinosa, our officer and director has not been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

Carlos Espinosa, our officer and director has not been convicted of violating any federal or state securities or commodities law.

There are no known pending legal or administrative proceedings against the Company.

No officer, director, significant employee or consultant has had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time.

DESCRIPTION OF PROPERTY-HOPE LOAN MODIFICATION

We previously utilized a corporate office located at 10300 W. Charleston Blvd #13-213, Las Vegas, NV 89135. Office space, utilities and storage were currently being provided free of charge at this address which was Mr. Espinosa’s. There are currently no proposed programs for the renovation, improvement or development of the facilities currently in use.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICER; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In May 2009 the Company acquired Hope Loan Modification, LLC by issuing 12,000,000 shares of common stock to Hope Loan Modification, LLC’s sole owner, Carlos Espinosa. This gave Mr. Espinosa 66% control of the Company. Mr. Espinosa then elected himself as sole officer and director of the corporation replacing Pooyan Bakhtiar. The Acquisition agreement is attached as an exhibit hereto.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

Exhibit No.	Description of Exhibit
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99.	Acquisition Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2010

By: /s/ Carlos Espinosa

Name: Carlos Espinosa

Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
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99.	Acquisition Agreement